[THE AMERICAN FUNDS GROUP(R)]

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND

SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED JANUARY 31, 1998

[cover: illustration of cityscape with office workers in the foreground]


American High-Income Municipal Bond Fund(r) seeks a high level of current income exempt from regular federal income taxes through a diversified, carefully researched portfolio of higher yielding, lower rated, higher risk municipal bonds. It may invest up to 100% of its assets in bonds subject to the alternative minimum tax.

American High-Income Municipal Bond Fund is one of the 28 mutual funds in The American Funds Group,(r) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.


INVESTMENT HIGHLIGHTS through 1/31/98

                                   Total Return  Lipper Ranking*

Lifetime (annualized, since 9/26/94)   +10.9%        2nd of 31
One year                               +11.3%       16th of 45
Six months                             + 4.7%            -


 *Rankings are based on total return versus comparable high-yield municipal debt funds, according to Lipper Analytical Services. Rankings do not reflect the effects of sales charges.


Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound return with all distributions reinvested for the periods ended December 31, 1997 (the most recent calendar quarter), assuming payment of the 4.75% maximum sales charge <UNDEF> Since inception on September 26, 1994: +33.13%, or +9.17% a year; 12 months: +5.12%. Sales charges are lower for accounts of $25,000 or more. The fund's 30-day yield as of February 28, 1998, calculated in accordance with the Securities and Exchange Commission formula, was 4.29%. The fund's distribution rate as of that date was 4.90%. The SEC yield reflects income the fund expects to earn based on its current holdings, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. Income may be subject to state or local income taxes and/or federal alternative minimum taxes. Distributions of capital gains and of certain other income are taxable.




FELLOW SHAREHOLDERS:

[illustration:  detail of office workers from cover art]

Fueled by declining interest rates, the bond market gained strength during the first half of American High-Income Municipal Bond Fund's fiscal year. The fund participated in the market's upswing, and investors who reinvested their distributions saw the value of their holdings rise 4.7% in the six months ended January 31.

  The fund kept pace with the 4.8% average total return of the high-yield municipal bond funds measured by Lipper Analytical Services, a leading mutual fund tracking service. The unmanaged Lehman Brothers Municipal Bond Index, which measures results in the investment-grade market and does not include expenses, rose 4.0%.

  During the six months, the fund paid monthly tax-free dividends totaling 42 cents a share and made a capital gain distribution of 4 cents a share in November. Investors who took their dividends in cash saw the value of their holdings in the fund rise 2.0% while earning an income return of 2.7%. This was equivalent to a taxable income return of 4.2% for those in the 36% federal tax bracket (8.4% annualized).

  Bond prices had been rising for almost four months when the fund's fiscal year began August 1. They retreated for a short period at the beginning of the fiscal year but regained their momentum and remained strong through the rest of the six months. The market drew strength from what many analysts are now calling the "new paradigm" in the U.S. economy: strong economic growth, healthy corporate profits and, most importantly for the bond market, low inflation. The bond market also got an unexpected boost from turmoil in Asian financial markets.

  Asia's financial troubles temporarily drove U.S. equity prices lower but were a boon to the U.S. bond market. The region's problems touched off a "flight to quality" in which investors sold assets denominated in other currencies and bought U.S. dollar-denominated assets. This upsurge in demand for the U.S. currency helped lower inflationary expectations. A stronger dollar reduces the prices of imported goods, and that pressures domestic producers to hold their prices down.

  One side effect of the bond market's sustained rally has been a narrowing of yield spreads between investment-grade bonds and high-yield securities. As yield spreads narrow, investors may receive less added return

[illustration:  detail of office workers from cover art]

for assuming the additional risks associated with investing in lower rated bonds. Consequently, while the fund continues to emphasize lower quality issues, its holdings of bonds rated A or higher increased to 20% of the portfolio from 13% at the beginning of the fiscal year. Part of the increase was in tax-exempt mortgage-backed securities, which typically are highly rated. These bonds, issued by government agencies to help low-income families buy homes, offer attractive yields but include a risk that the securities will be repaid ahead of schedule if interest rates decline sharply.

  During periods of low yields and narrow yield spreads, it becomes more difficult to find good investment opportunities. We believe, however, that thorough research will continue to uncover potentially rewarding opportunities in all types of markets. Analysts for American High-Income Municipal Bond Fund have visited the sites of virtually every investment in the fund's portfolio, from continuing care facilities in New Jersey to the Aquarium of the Pacific in Long Beach, California. For instance, we invested in bonds issued by Connecticut's Mashantucket Pequot Tribe to build a museum only after visiting the proposed site and meeting the developers. These bonds have appreciated greatly in value since our original purchase in September 1996. Another holding, bonds issued by Sinai Hospital of Greater Detroit, increased substantially in price when the facility was purchased by another hospital.


  During the first half of the year, the fund's assets continued to grow, increasing almost 22%. The number of shareholder accounts also grew, rising by almost 13%. We welcome all our new shareholders and look forward to reporting to you again in six months.

Cordially,

/s/Paul G. Haaga, Jr.    /s/Abner D. Goldstine
Paul G. Haaga, Jr.       Abner D. Goldstine
Chairman of the Board    President

March 25, 1998





AMERICAN HIGH-INCOME MUNICIPAL BOND FUND

Investment Portfolio, January 31, 1998

Quality Ratings

[pie chart]

AAA:                                                                 6.84%
AA:                                                                  4.05%
A:                                                                   9.07%
BBB:                                                                43.26%
BB:                                                                 22.56%
B:                                                                   7.04%
Cash & Equivalents:                                                  4.05%
[end pie chart]


                                                                Principal    Market
                                                                   Amount     Value
                                                                    (000)     (000)
Tax-Exempt Securities Maturing in More than
One Year - 95.95%

Alabama - 1.36%
 The Industrial Development Board of the Town of
  Courtland, Variable Rate Demand Industrial Development
  Refunding Revenue Bonds (Champion International Corp.
  Project), Series A, 7.20% 2013                                     1,475    1,653
 The Industrial Development Board of the City of
  Mobile, Solid Waste Revenue Refunding
  Bonds (Mobile Energy Services Co., LLC
  Projects), Series 1995, 6.95% 2020                                 3,200    3,584

California - 10.85%
 Pollution Control Financing Authority, Solid Waste
  Disposal Revenue Bonds (CanFibre of Riverside Project),
  Tax-Exempt Series 1997A AMT, 9.00% 2019                            1,000    1,060
 Rural Home Mortgage Finance Authority,
  Single Family Mortgage Revenue Bonds
  (Mortgage-Backed Securities Program),
  1995 Series B AMT, 7.75% 2026                                        945    1,096
 Student Education Loan Marketing Corp. (A
  Non-Profit Public Benefit Corp. Organized Under
  the Laws of the State of California) AMT, Student
  Loan Program Revenue Bonds:
   7.00% 2005                                                        1,000    1,095
   7.00% 2010                                                        2,000    2,210
 Central Valley Financing Authority, Cogeneration
  Project Revenue Bonds (Carson Ice-Gen Project),
  Series 1993, 6.10% 2013                                            1,400    1,491
 Long Beach Aquarium of the Pacific, Revenue Bonds
  (Aquarium of the Pacific Project), 1995 Series A:
   6.10% 2010                                                        1,000    1,069
   6.125% 2015                                                       1,000    1,052
   6.125% 2023                                                       4,000    4,203
 The Community Redevelopment Agency of the City of Los
  Angeles, Central Business District Redevelopment Project,
  Tax Allocation Refunding Bonds, Series I, 5.00% 2001               2,000    2,050
 The City of Los Angeles, Multifamily Housing Revenue Bonds
  (GNMA Collateralized - Ridgecroft Apartments Project),
  Series 1997E AMT, 6.00% 2017                                         500      523
 Los Angeles County Capital Asset Leasing
  Corp., Certificates of Participation
  (Marina del Rey), Series A, 6.25% 2003                             3,715    4,037
 City of Oxnard, Assessment District No. 97-1-R
  (Pacific Commerce Center), Limited Obligation Refunding
  Bonds, 5.70% 2006                                                  1,500    1,546
 Pleasanton Joint Powers Financing Authority,
  Subordinate Reassessment Revenue Bonds,
  1993 Series B, 6.125% 2002                                         4,360    4,645
 Redding Joint Powers Financing Authority, Solid
  Waste and Corp. Yard Revenue Bonds, 1993
  Series A, 5.00% 2023                                               1,000      964
 County of Sacramento, Laguna Creek Ranch/Elliott Ranch
  Community Facilities District No.1:
  Improvement Area No. 1 Special Tax Refunding Bonds,
  (Laguna Creek Ranch), 5.20% 2006                                   1,110    1,127
  Improvement Area No. 2 Special Tax Refunding Bonds,
  (Elliott Ranch):
   6.125% 2014                                                         250      262
   6.30% 2021                                                          500      527
 Sacramento Cogeneration Authority, Cogeneration
  Project Revenue Bonds, 6.00% 2003                                  1,000    1,080
  County of San Diego, Reassessment District No. 97-1
  (4-S Ranch), Limited Obligation Improvement Bonds:
   6.00% 2009                                                        1,000    1,030
   6.25% 2012                                                        1,000    1,030
 Redevelopment Agency of the City and County of San
  Francisco, Residential Facility Revenue Bonds (Coventry
  Park Project), Series 1996A AMT, 8.50% 2026                        1,000    1,113
 Stanislaus Waste-To-Energy Finance Agency, Solid Waste
  Facility Refunding Revenue Certificates (Ogden Martin
  Systems of Stanislaus, Inc. Project), Series 1990,
  7.625% 2010                                                        3,990    4,288
 City of Stockton, Mello-Roos Revenue Bonds,
  Series 1997A, Community Facilities District No. 90-2,
  (Brookside Estates):
   5.40% 2004                                                          500      513
   5.55% 2006                                                        1,300    1,343
   6.20% 2015                                                        1,300    1,362
 South Tahoe Joint Powers Financing Authority,
  Refunding Revenue Bonds (South Tahoe
  Redevelopment Project Area No. 1), 1995 Series B,
  6.25% 2020                                                         1,000    1,071

Colorado - 4.42%
 Housing and Finance Authority, Single Family Program
  Senior Bonds:
   1995 Series B AMT, 7.90% 2025                                     1,035    1,167
   1995 Series A AMT, 8.00% 2025                                     1,440    1,617
   1997 Series B AMT, 7.00% 2026                                     1,000    1,116
 Student Obligation Bond Authority,
  Student Loan Asset-Backed Bonds, Senior
  Subordinate 1995 Series II-B AMT, 6.20% 2008                       1,000    1,063
 Arapahoe County, Capital Improvement
  Trust Fund Highway Revenue Bonds (E-470 Project):
   6.90% 2015 (Prerefunded 2005)                                     1,250    1,494
   6.95% 2020 (Prerefunded 2005)                                     4,500    5,391
 City and County of Denver, Airport System
  Revenue Bonds:
   Series 1991D AMT, 7.75% 2013                                      1,000    1,277
   Series 1992C AMT:
    6.55% 2003                                                       2,000    2,217
    6.75% 2013                                                         885      969
    6.75% 2013 (Prerefunded 2002)                                      115      130
   Series 1994A AMT:
    7.50% 2013 (Prerefunded 2004)                                       85      103
    7.50% 2023                                                         415      480

Connecticut - 5.08%
 Health and Educational Facilities Authority Revenue Bonds,
  University of Hartford Issue, Series D, 6.75% 2012                 1,000    1,071
 Mashantucket (Western) Pequot Tribe Special Revenue Bonds:
  1996 Series A(1):
   6.25% 2003                                                          505      551
   6.25% 2003 (Escrowed to Maturity)                                   495      547
   6.375% 2004                                                         500      553
   6.375% 2004 (Escrowed to Maturity)                                  500      561
   6.40% 2011                                                        3,530    3,964
   6.40% 2011 (Prerefunded 2007)                                     3,470    4,026
  1997 Series B:
   5.60% 2009                                                        1,000    1,052
   5.75% 2018                                                        6,000    6,200
   5.75% 2027                                                        1,000    1,029

Delaware - 1.34%
 Economic Development Authority, First Mortgage Revenue
  Bonds (Peninsula United Methodist Homes, Inc. Issue),
  Series 1997A:
   6.00% 2008                                                          500      537
   6.10% 2010                                                          500      538
   6.20% 2015                                                        2,875    3,041
   6.30% 2022                                                        1,000    1,060

District of Columbia - 0.43%
 Hospital Revenue Refunding Bonds (Washington
  Hospital Center Issue), Series 1992A,
  7.00% 2005                                                         1,500    1,639

Florida - 5.25%
 Arbor Green Community Development District (City of Tampa,
  Hillsborough County), Special Assessment Revenue Bonds,
  Series 1996, 7.00% 2003                                              855      876
 The Crossings at Fleming Island Community
  Development District (Clay County), Special
  Assessment Bonds, Series 1995, 8.25% 2016                          4,915    5,423
 Lee County Industrial Development Authority, Healthcare
  Facilities Revenue Bonds, (Cypress Cove at Healthpark
  Florida, Inc. Project), Series 1997A, 6.25% 2017                   2,500    2,587
 Meadow Pointe II Community Development District
  (Pasco County), Capital Improvement
  Revenue Bonds, Series 1995, 7.25% 2002                             3,055    3,119
 North Springs Improvement District Special
  Assessment Bonds:
   (Broward County) Series 1997A, 7.00% 2019                         1,000    1,027
   (Parkland Isles Project) Series 1997B, 6.25% 2005                 2,000    2,031
 Northern Palm Beach County Improvement District, Water
  Control and Improvement Bonds, Unit of Development No. 9A,
  Series 1996A:
   6.80% 2006                                                        1,000    1,070
   7.30% 2027                                                        1,500    1,636
 Ocean Highway and Port Authority, Solid Waste/Pollution
  Control Revenue Refunding Bonds, Series 1996 (Jefferson
  Smurfit Corp. (U.S.) Project), 6.50% 2006                          1,305    1,370
 Polk County Industrial Development Authority, Industrial
  Development Revenue Bonds (IMC Fertilizer, Inc. Project),
  1991 Tax-Exempt Series A AMT, 7.525% 2015                          1,000    1,085

Idaho - 1.02%
 Housing and Finance Association, Single Family Mortgage
  Subordinate Bonds AMT:
   Series H-2, 5.40% 2010                                            1,615    1,636
   Series I-2, 5.55% 2010                                            1,000    1,026
   Series A-2, 5.35% 2011                                            1,265    1,276

Illinois - 8.61%
 Health Facilities Authority:
  Revenue Refunding Bonds:
   Advocate Health Care Network, Series 1997A:
    5.70% 2011                                                         750      798
    5.80% 2016                                                       3,000    3,173
   Edward Hospital Project, Series 1993A, 6.00% 2019                 1,000    1,038
   Fairview Obligated Group Project, 1995 Series A:
    6.25% 2003                                                       1,245    1,288
    7.40% 2023                                                       3,130    3,478
  Fairview Obligated Group Project, Revenue Bonds,
   1992 Series A, 9.50% 2022 (Prerefunded 2002)                      2,750    3,410
 City of Chicago:
 Collateralized Single Family, Mortgage Revenue Bonds,
  Series 1997-B AMT, 6.95% 2028                                      1,715    1,906
  Chicago-O'Hare International
  Airport, Special Facility Revenue Bonds
  (United Air Lines, Inc. Project):
   Series 1984C, 8.20% 2018                                          1,000    1,074
   Series 1988B, 8.85% 2018                                          1,130    1,287
   Series 1988A AMT, 8.95% 2018                                      1,500    1,707
  Skyway Toll Bridge Refunding
  Revenue Bonds, Series 1994:
   6.50% 2010 (Prerefunded 2004)                                     1,500    1,698
   6.75% 2017 (Prerefunded 2004)                                     1,500    1,725
 Village of Robbins, Cook County, Resource Recovery Revenue
  Bonds (Robbins Resource Recovery Partners, L.P. Project),
  Series 1994A AMT, 8.375% 2016                                      9,990   10,574


Indiana - 2.74%
 State Development Finance Authority Revenue Refunding
  Bonds, Exempt Facilities-Inland Steel, 5.75% 2011                  1,000    1,055
 City of East Chicago, Pollution Control
  Refunding Revenue Bonds, Inland Steel Co.:
   Project No. 11, Series 1994, 7.125% 2007                          2,000    2,292
   Project No. 10, Series 1993, 6.80% 2013                           2,000    2,183
 Indianapolis Airport Authority, Special Facilities Revenue
  Bonds, Series 1994 (Federal Express Corp. Project)
  AMT, 7.10% 2017                                                    3,500    3,950
 City of Sullivan, Pollution Control Revenue
  Refunding Bonds (Indiana Michigan Power Co.
  Project), Series C, 5.95% 2009                                     1,000    1,053

Kentucky - 2.87%
 Economic Development Finance Authority, Hospital System
  Refunding and Improvement Revenue Bonds, Series 1997
  (Applalachian Regional Healthcare, Inc. Project),
  5.85% 2017                                                         1,000    1,037
 City of Ashland, Sewage and Solid Waste Revenue Bonds,
  Series 1995 (Ashland Inc. Project) AMT, 7.125% 2022                1,000    1,138
 Kenton County Airport Board, Special Facilities
  Revenue Bonds (Delta Air Lines, Inc. Project),
  1992 Series A AMT:
   6.75% 2002                                                        1,000    1,078
   7.50% 2012                                                        4,225    4,723
   6.125% 2022                                                       3,000    3,084

Louisiana - 2.62%
 Health Education Authority, Revenue Bonds (Lambeth
  House Project), Series 1996, 9.00% 2026                            2,850    3,428
 Housing Finance Agency, Single Family Mortgage
  Revenue Bonds, Series 1995A-2 AMT, 7.80% 2026                      2,920    3,281
 Parish of West Feliciana, Pollution Control Revenue Bonds
  (Gulf States Utilities Co. Project),
  Series 1984-II, 7.70% 2014                                         3,000    3,377

Maine - 0.24%
 Educational Loan Marketing Corp., Student Loan Revenue
  Refunding Bonds, Series 1991 AMT,  6.90% 2003                        865      915

Maryland - 0.68%
 Housing Opportunities Commission of Montgomery
  County, Multifamily Revenue Bonds (Strathmore
  Court at White Flint), 1994 Issue A-2:
   7.50% 2024                                                        1,000    1,069
   7.50% 2027                                                          500      535
 Housing Authority of Prince George's County, Mortgage
  Revenue Bonds, Series 1997A (GNMA Collateralized - Langley
  Gardens Apartments Project), 5.75% 2029                            1,000    1,023

Massachusetts - 1.71%
 Industrial Finance Agency Revenue
  Bonds, Edgewood Retirement Community Project,
  Series 1995A, 9.00% 2025                                           5,300    6,586

Michigan - 6.36%
 Hospital Finance Authority,
  Hospital Revenue Refunding Bonds:
   Genesys Health System Obligated Group,
   Series 1995A:
    8.00% 2005                                                       2,000    2,375
    7.50% 2007                                                       1,600    1,872
    8.10% 2013                                                       1,100    1,312
    7.50% 2027                                                       2,265    2,580
   Pontiac Osteopathic, Series 1994 A:
    5.375% 2006                                                      1,000    1,025
    6.00% 2014                                                       1,500    1,576
   Sinai Hospital of Greater Detroit, Series 1995,
   6.625% 2016                                                       2,755    3,061
 City of Detroit:
  Limited Tax General Obligation Bonds:
   Series 1995 A, 5.60% 2001                                         1,000    1,039
   Series 1995 B, 6.75% 2003                                         1,000    1,107
   Series 1995 A, 6.40% 2005                                         1,145    1,270
  Downtown Development Authority, Tax
  Increment Bonds (Development Area No. 1 Projects),
  Series 1996C, 6.20% 2017                                           1,000    1,088
 The Economic Development Corp. of the
  County of Midland, Subordinated Pollution
  Control Limited Obligation Revenue Refunding
  Bonds (Midland Cogeneration Project),
  Series 1990B AMT, 9.50% 2009                                       3,100    3,427
 Charter County of Wayne, Special
  Airport Facilities Revenue Refunding Bonds
  (Northwest Airlines, Inc., Facilities),
  Series 1995, 6.75% 2015                                            2,490    2,747

Nevada - 2.03%
 City of Henderson, Local Improvement
  District No. T-10 (Seven Hills) Limited Obligation
  Improvement Bonds, 7.50% 2015                                      5,500    5,744
 City of Las Vegas, Special Improvement District No. 707
  (Summerlin Area), Local Improvement Bonds,
  7.10% 2016                                                         2,000    2,071

New Hampshire - 0.54%
 Housing Finance Authority, Single Family Mortgage
  Acquisition Revenue Bonds, 1997 Series D AMT:
  5.60% 2012                                                         1,000    1,035
  5.80% 2017                                                         1,000    1,039

New Jersey - 2.61%
 Economic Development Authority:
  First Mortgage Revenue Fixed-Rate Bonds:
   Fellowship Village Project, Series 1995A, 9.25% 2025              3,000    3,797
   Winchester Gardens at Ward Homestead Project,
    Series 1996A:
     8.50% 2016                                                      1,000    1,076
     8.625% 2025                                                     1,000    1,083
  First Mortgage Revenue Refunding Bonds,
   Keswick Pines, 5.60% 2012(2)                                      2,100    2,090
 The Union County Utilities Authority, Solid Waste
  System Revenue Bonds, 1991 Series A AMT, 7.10% 2006                2,000    2,017

New York - 10.69%
Dormitory Authority, Certificates of Participation,
 on behalf of the City University of New York,
  As lessee (John Jay College of Criminal Justice
  Project Refunding), 6.00% 2006                                     1,975    2,164
 State Environmental Facilities Corp.,
  Solid Waste Disposal Revenue Bonds (Occidental
  Petroleum Corp. Project), Series 1993 Subseries A AMT,
  5.50% 2003                                                         2,500    2,618
 Housing Finance Agency, Service Contract Obligation Revenue
  Refunding Bonds, 1997 Series C, 5.10% 2009                           800      820
 Mental Health Services Facilities
  Improvement Revenue Bonds, Series 1997B:
   5.30% 2004                                                        1,000    1,056
   5.60% 2008                                                        2,945    3,185
 State Thruway Authority, Local Highway and
  Bridge Service Contract Bonds, Series 1992,
  6.25% 2006                                                         1,000    1,091
 The City of New York, General Obligation Bonds:
  Series A:
   7.00% 2005                                                        2,000    2,299
   6.25% 2009                                                        1,000    1,117
  Series I, 6.50% 2006                                               1,500    1,686
  Fiscal 1995 Series B1:
   7.00% 2016 (Prerefunded 2004)                                       140      164
   7.00% 2016                                                          860      978
  Fiscal 1996 Series E, 6.50% 2004                                   1,500    1,657
 New York City Industrial Development Agency, Industrial
  Development Revenue Bonds (Brooklyn Navy Yard
  Cogeneration Partners, L.P. Project), Series 1997 AMT,
  5.65% 2028                                                         2,000    2,044
 New York City Industrial Development Agency, Solid
  Waste Disposal Revenue Bonds (1995 Visy Paper
  (NY), Inc. Project) AMT, 7.55% 2005                                9,000   10,094
 The Port Authority of New York and New Jersey, Special
  Project Bonds, Series 4 AMT, KIAC Partners Project:
   7.00% 2007                                                        5,000    5,694
   6.75% 2011                                                        4,000    4,485

North Carolina - 1.67%
 Eastern Municipal Power Agency, Power System Revenue
  Bonds, Refunding Series 1993B:
   7.25% 2007                                                        2,500    2,935
   7.00% 2008                                                        1,000    1,164
   6.125% 2009                                                       1,160    1,265
   6.00% 2026                                                        1,000    1,083

North Dakota - 0.26%
 Housing Finance Agency Revenue Finance Bonds,                       1,000      998
  1998 Series A, 5.25% 2018

Ohio - 0.32%
 The Student Loan Funding Corp.,
  Cincinnati, Student Loan Revenue
  Refunding Bonds,Series 1991A AMT, 7.20% 2003                       1,135    1,214

Oklahoma - 0.28%
 Trustees of the Tulsa Municipal Airport Trust,
  1988 Adjustable Rate Revenue Obligations, American
  Airlines Inc. AMT, 7.375% 2020                                     1,000    1,091

Pennsylvania - 8.18%
 Economic Development Financing Authority,
  Resource Recovery Revenue Bonds (Colver Project),
  Series 1994 D AMT:
  7.05% 2010                                                         2,000    2,230
  7.125% 2015                                                        1,000    1,119
  7.15% 2018                                                         5,500    6,164
Housing Finance Agency, Revenue Bonds:
  Single Housing Family Mortgage, Series 1997-58A AMT,
   5.85% 2017                                                        2,500    2,604
  Rental Housing Refunding Bonds, Issue 1993, 5.80% 2018             3,500    3,661
 Lehigh County General Purpose Authority, College Revenue
  and Refunding Bonds, Series A and B of 1996 (Cedar Crest
  College), 6.65% 2017                                               1,750    1,914
 Hospitals and Higher Education Facilities
  Authority of Philadelphia, Hospital
  Revenue Bonds (Temple University Hospital),
   Series of 1997, 5.70% 2009                                        1,000    1,056
 Hospital Authority of Philadelphia,
  Hospital Revenue Bonds (Temple University
  Hospital), Series of 1983, 6.625% 2023                             1,000    1,096
 Schuylkill County Industrial Development
  Authority, Resource Recovery Revenue Refunding
  Bonds (Schuylkill Energy Resources, Inc.
  Project), Series 1993 AMT, 6.50% 2010                              3,095    3,206
 Scranton-Lackawanna Health and Welfare Authority,
  City of Scranton, Lackawanna County, Hospital
  Revenue Bonds (Moses Taylor Hospital Project),
  Series of 1997:
   5.75% 2006                                                        1,585    1,672
   5.80% 2007                                                        1,680    1,781
   5.90% 2008                                                        1,730    1,846
   6.00% 2009                                                          940    1,009
   6.10% 2011                                                        2,005    2,123

Rhode Island - 0.54%
 Housing and Mortgage Finance Corp.,
  Homeowner Series 9B-1 AMT, 5.55% 2013                              2,000    2,060

South Carolina - 0.71%
 York County, Pollution Control Facilities
  Revenue Bonds (Bowater Inc. Project),
  Series 1990 AMT, 7.625% 2006                                       2,300    2,726

South Dakota- 1.31%
 Student Loan Finance Corp. Revenue Bonds, Series A AMT,
  6.45% 2006                                                         4,705    5,042

Tennessee - 1.59%
 The Industrial Development Board of the County of McMinn,
  Solid Waste Recycling Facilities Revenue Bonds,
  Series 1992 (Calhoun Newsprint Co. Project - Bowater Inc.
  Obligor) AMT, 7.625% 2016                                          3,000    3,298
 Memphis-Shelby County Airport Authority, Special
  Facilities Revenue Bonds (Federal Express
  Corp.), Series 1984, 7.875% 2009                                   2,500    2,819

Texas - 3.95%
 Alliance Airport Authority, Inc., Special
  Facilities Revenue Bonds (American Airlines,
  Inc. Project), Series 1990 AMT, 7.00% 2011                         4,250    5,021
 Dallas-Fort Worth, International Airport Facility
  Improvement Corp. Revenue Bonds, Delta Air Lines Inc. AMT,
  7.60% 2011                                                         1,300    1,454
 Hidalgo County Health Services Corp., Hospital Revenue
  Bonds (Mission Hospital, Inc. Project), Series 1996:
   7.00% 2008                                                        2,365    2,645
   6.75% 2016                                                        1,000    1,097
 Tomball Hospital Authority, Hospital Revenue
  Refunding Bonds, Series 1993, 6.125% 2023                          4,740    4,986

Utah - 0.29%
 Housing Finance Agency, Single Family Mortgate Bonds,
  1997 Series G-2-Class III AMT, 5.60% 2010                          1,100    1,126

Vermont - 0.40%
 Housing Finance Agency, Single Family Housing Bonds,
  MBIA Insured, Series 9 AMT, 5.70% 2012                             1,500    1,557

Virginia - 0.28%
 Virginia College Building Authority, Educational
  Facilities Revenue Bonds (Marymount University
  Project), Series of 1992, 7.00% 2022                               1,000    1,090

West Virginia - 0.31%
 City of South Charleston, Pollution Control
  Revenue Refunding Bonds (Union Carbide
  Corp. Project), Series 1985, 7.625% 2005                           1,000    1,181

Wisconsin - 3.24%
 Housing and Economic Development Authority, Housing
  Revenue Bonds, 1993 Series B AMT, 5.30% 2006                       3,000    3,076
 Community Development Authority of the City of Oconto
  Falls, Development Revenue Bonds, Series 1997 AMT,
  (Oconto Falls Tissue, Inc. Project), 7.75% 2022                    9,000    9,403

Wyoming- 1.17%
 Sweetwater County, Solid Waste Disposal Revenue
  Bonds (FMC Corp. Project), Series 1994A AMT, 7.00% 2024            4,000    4,486
                                                                           --------
                                                                            369,423
                                                                           --------

Tax-Exempt Securities Maturing in
One Year or Less - 5.04%

 State of California, Tax and Revenue
  Anticipation Notes, Series 1997, 4.50% 6/30/98                     1,475    1,481
 State of Colorado, General Fund Tax and Revenue
  Anticipation Notes, Series 1997A, 4.50% 6/26/98                    1,200    1,204
 Contra Costa County California, Tax and
  Revenue Anticipation Notes, 1997-1998 Series A,
  4.50% 7/1/98                                                       1,400    1,405
 Houston, Texas Tax and Revenue Anticipation Notes,
  Series 1997, 4.50% 6/30/98                                         2,000    2,007
 Los Angeles County, California, 1997-98 Tax and Revenue
  Anticipation Notes, Series A, 4.50% 6/30/98                        3,650    3,663
 State of Pennsylvania, School District of Philadelphia,
  Tax and Revenue Anticipation Notes, Series of 1997-1998,
  4.50% 6/30/98                                                      1,600    1,605
 Sublette County, Wyoming, Pollution Control Revenue
  Bonds, Exxon Project, Series A 3.75% 7/1/17(3)                       500      500
 State of Texas, Tax and Revenue
  Anticipation Notes, Series 1997 A, 4.75% 8/31/98                   6,300    6,341
 State of Wisconsin, Operating Notes of 1997, 4.50% 6/15/98          1,200    1,204
                                                                           --------
                                                                             19,410
                                                                           --------
TOTAL TAX-EXEMPT SECURITIES (cost: $361,277,000)                            388,833

Excess of payables over cash, prepaids and receivables                        3,820
                                                                           --------
NET ASSETS                                                                  385,013
                                                                           ========


(1)Purchased in a private placement transaction;
resale may be restricted to 'qualified institutional buyers;
resale to the public may require registration.
(2)Represents a when-issued security.
(3)Coupon rate changes periodically.


See Notes to Financial Statements




American High-Income Municipal Bond Fund
Financial Statements
                                                                      (Unaudited)
Statement of Assets and Liabilities
at January 31, 1998 (dollars in thousands)


Assets:
 Tax-exempt securities
  (cost: $361,277)                                                           $388,833
 Cash                                                                              19
 Prepaid organization expense                                                       4
 Receivables for--
  Sales of fund's shares                                          2,584
  Accrued interest                                                6,409         8,993
                                                              ---------     ---------
                                                                              397,849
Liabilities:
 Payables for--
  Purchases of investments                                       11,784
  Repurchases of fund's shares                                      111
  Dividends payable                                                 627
  Management services                                               127
  Accrued expenses                                                  187        12,836
                                                              ---------     ---------
Net Assets at January 31, 1998
 Equivalent to $16.18 per share on 23,799,547
 shares of $0.01 par value capital stock
 outstanding (authorized capital stock --                                    $385,013
200,000,000 shares)                                                         =========



Statement of Operations
for the six months ended January 31, 1998                                 (Unaudited)
(dollars in thousands)


Investment Income:
 Income:
  Interest on tax-exempt securities                                           $10,462

 Expenses:
  Management services fee                                          $705
  Distribution expenses                                             512
  Transfer agent fee                                                 54
  Reports to shareholders                                            13
  Registration statement and prospectus                              36
  Postage, stationery and supplies                                   12
  Director's fees                                                     9
  Auditing and legal fees                                            33
  Custodian fee                                                       5
  Taxes other than federal income tax                                 1
  Organization expense                                                1
  Other expenses                                                     60         1,441
                                                              ---------     ---------
  Net investment income                                                         9,021
                                                                            ---------
Realized Gain and Unrealized
 Appreciation on Investments:
 Net realized gain                                                                854
 Net unrealized appreciation
  on investments:
  Beginning of period                                            21,225
  End of period                                                  27,556
                                                              ---------
   Net increase in unrealized appreciation
    on investments                                                              6,331
  Net realized gain and unrealized                                          ---------
   appreciation on investments                                                  7,185
Net Increase in Net Assets Resulting                                        ---------
 from Operations                                                              $16,206
                                                                            =========





Statement of Changes in Net Assets
(dollars in thousands)                                       Six months
                                                                  ended    Year ended
                                                            January 31,      July 31,
                                                                  1998*          1997
Operations:                                                   ---------     ---------

Net investment income                                           $9,021       $14,412
 Net realized gain on investments                                   854           835
 Net unrealized appreciation
  on investments                                                  6,331        13,651
                                                              ---------     ---------
  Net increase in net assets
   resulting from operations                                     16,206        28,898
                                                              ---------     ---------


Dividends and Distributions Paid to
 Shareholders:
 Dividends Paid from net
  investment income                                              (9,079)      (14,416)
 Distributions from net realized gain on
  investments                                                      (881)       (2,176)
                                                              ---------     ---------
  Total dividends and distributions                              (9,960)      (16,592)
                                                              ---------     ---------


Capital Share Transactions:
 Proceeds from shares sold:                                      86,094       121,500
  5,396,652 and 7,873,913 shares, respectively
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on investments:
  405,797 and 720,458 shares, respectively                        6,476        11,126
Cost of shares repurchased: 1,871,926 and
 2,986,900 shares, respectively                                 (29,797)      (46,078)
                                                              ---------     ---------
 Net increase in net assets
  resulting from capital share
  transactions                                                   62,773        86,548
                                                              ---------     ---------


Total Increase in Net Assets                                     69,019        98,854


Net Assets:
 Beginning of period                                            315,994       217,140
                                                              ---------     ---------
 End of period                                                 $385,013      $315,994
                                                              =========     =========

*Unaudited
See Notes to Financial Statements

Notes to Financial Statements

1. American High-Income Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income exempt from regular federal income taxes through a diversified, carefully researched portfolio of higher yielding, lower rated, higher risk municipal bonds. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Tax-exempt securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Premiums and original issue discounts on securities purchased are amortized. Amortization of market discounts on securities is recognized upon disposition, subject to applicable tax requirements. Dividends to shareholders are declared daily after determination of the fund's net investment income and paid to shareholders monthly.

  Prepaid organization expenses are amortized over the estimated period of benefit, not to exceed five years from commencement of operations. In the event that Capital Research and Management Company (CRMC), the fund's investment adviser, redeems any of its original shares prior to the end of the five-year period, the proceeds of the redemption payable with respect to such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of such redemption) of the unamortized prepaid organization expenses as of the date of such redemption. In the event that the fund liquidates prior to the end of the five-year period, CRMC shall bear any unamortized prepaid organization expenses.



2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of January 31, 1998, net unrealized appreciation on investments for book and federal income tax purposes aggregated $27,556,000, of which $27,593,000 related to appreciated securities and $37,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the six months ended January 31, 1998. The cost of portfolio securities for book and federal income tax purposes was $361,277,000 at January 31, 1998.



3. The fee of $705,000 for management services was incurred pursuant to an agreement with CRMC, with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million; and 3.00% of the fund's monthly gross investment income. The Investment Advisory and Service Agreement provides for fee reductions to the extent that annual operating expenses exceed 0.90% of the average daily net assets of the fund, during a period which will terminate at the earlier of such time as no reimbursement has been required for a period of 12 consecutive months, provided no advances are outstanding, or October 1, 2004. Expenses that are not subject to these limitations are interest, taxes, brokerage commissions, transaction costs and extraordinary expenses.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the six months ended January 31, 1998, distribution expenses under the Plan were limited to $512,000, representing 0.30% of average net assets. Had no limitation been in effect, the fund would have paid $598,000 in distribution expenses under the Plan. As of January 31, 1998, accrued and unpaid distribution expenses were $99,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $54,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $270,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of January 31, 1998, aggregate amounts deferred and earnings thereon were $29,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.


4. As of January 31, 1998, accumulated undistributed net realized gain on investments was $713,000 and additional paid-in capital was $332,944,000.

  The fund made purchases and sales of investment securities of $84,439,000 and $17,220,000, respectively, during the six months ended January 31, 1998.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $5,000 includes $6,000 that was paid by these credits rather than in cash.


Per-Share Data and Ratios
                                                                                                             Period
                                                                      Six months                       September 26
                                                                           ended       Year      ended  1994 (2) to
                                                                     January 31,       July         31     July 31,
                                                                        1998 (1)       1997       1996         1995
Net Asset Value, Beginning
 of Period                                                                $15.90     $15.23     $15.14       $14.29
                                                                      ---------- ---------- ----------   ----------
Income From Investment
 Operations:
 Net investment income                                                       .42        .87        .88          .76
 Net realized and
  unrealized gain
  on investments                                                             .32        .80        .37          .85
                                                                      ---------- ---------- ----------   ----------
   Total income from investment operations                                   .74       1.67       1.25         1.61
                                                                      ---------- ---------- ----------   ----------
Less Distributions:
 Dividends from net investment income                                       (.42)      (.86)      (.88)        (.76)
 Distributions from net realized gains                                      (.04)      (.14)      (.28)          --
                                                                      ---------- ---------- ----------   ----------
  Total distributions                                                       (.46)     (1.00)     (1.16)        (.76)
                                                                      ---------- ---------- ----------   ----------

Net Asset Value, End of Period                                            $16.18     $15.90     $15.23       $15.14
                                                                        ========   ========   ========     ========

Total Return (3)                                                      4.74%  (4)     11.36%      8.48%  11.62%  (4)


 Ratios/Supplemental Data:
 Net assets, end of period (in millions)                                    $385       $316       $217         $157
 Ratio of expenses to average net assets before fee waiver             .42%  (4)       .87%      .88%      .94% (4)
 Ratio of expenses to average net assets after fee waiver              .42%  (4)       .87%       .86%    .62%  (4)
 Ratio of net income to average net assets                            2.61%  (4)       5.51%    5.74%    5.66%  (4)
 Portfolio turnover rate                                              5.25%  (4)     15.31%    35.22%   46.42%  (4)


(1) Unaudited
(2) Commencement of operations.
(3) Excludes maximum sales charge of 4.75%.
(4) Based on operations for the period shown and, accordingly, not representative of a full year's operations.

The American Funds Group(r) Shareholder Services


ARE YOU AWARE OF YOUR RIGHTS?

Did you know you may be eligible for a sales charge discount when you buy shares of most American Funds? The discounts begin when your investments total $25,000 for bond funds or $50,000 for stock and stock/bond funds - and the good news is you don't have to invest the whole amount at one time.

  Through your right of accumulation, when you purchase additional shares you can add the purchase amount to the value of shares you already own - in any of our eligible funds* - in order to qualify for a sales charge discount on the new investment. Sales charges are reduced on a sliding scale as the value of your investments increases.

  You'll find a detailed breakdown of all discounts in your fund's prospectus, which you can obtain from your financial adviser or by calling a Shareholder Services Representative.


OTHER WAYS TO REDUCE SALES CHARGES

You can establish a statement of intention that allows you to invest at a reduced sales charge immediately, based on purchases you intend to make over a 13-month period.* (If, over the 13 months, you don't invest the intended amount, you will pay the sales charge applicable to the amount invested.) Or you can aggregate accounts by adding your purchase amount to the total value of accounts you, your spouse and your children under the age of 21 have with The American Funds Group. Call a Shareholder Services Representative for details and restrictions.

  Whether you accumulate, aggregate or establish a statement of intention, it all adds up - to more purchasing power for you.

Your financial adviser will be happy to explain these services in greater detail. Or, to talk to a Shareholder Services Representative at American Funds, call toll-free (8 a.m. to 8 p.m. ET) from anywhere in the U.S.: 800/421-0180. You can also visit us at www.americanfunds.com on the World Wide Web.

[Map of United States of America]

WESTERN SERVICE CENTER
American Funds
Service Company
P.O. Box 2205
Brea, California
92822-2205


WEST CENTRAL SERVICE CENTER
American Funds
Service Company
P.O. Box 659522
San Antonio, Texas
78265-9522


EAST CENTRAL SERVICE CENTER
American Funds
Service Company
P.O. Box 6007
Indianapolis, Indiana
46206-6007


EASTERN SERVICE CENTER
American Funds
Service Company
P.O. Box 2280
Norfolk, Virginia
23501-2280

SERVICES TO MATCH YOUR LIFESTYLE

Our many free services are designed to accommodate your needs quickly and efficiently.

AMERICAN FUNDSLINE(R) AND FUNDSLINE ONLINE(SM) - Handle transactions using your computer or phone 24 hours a day. Obtain current prices and investment returns, exchange shares between funds, redeem shares, check your share balances, order duplicate statements and confirm your most recent transaction. Print a prospectus from the Web site and order checks by phone. All on your timetable. Just call 800/325-3590 or visit our Web site at www.americanfunds.com.

AMERICAN FUNDSLINK(SM) - Link your American Funds accounts with your bank account. You can have fund dividends or automatic fund withdrawals deposited directly into your bank account for fast, convenient, worry-free banking. Or you can invest money directly from your bank account into your fund account on either a systematic or on-demand basis.

OTHER AUTOMATIC TRANSACTIONS - You can reinvest dividends into the same fund or another fund, make withdrawals, and exchange shares between funds - quarterly, monthly or during the months you specify.

DIVIDEND AND CAPITAL GAIN OPTIONS - Use your dividend and capital gain distributions to meet your changing needs. You may:
* Automatically reinvest distributions back into the fund at no sales charge.
* Cross-reinvest dividends into another fund at no sales charge for added diversification. You can cross-reinvest if you have a balance of at least $5,000 in the originating fund or meet the minimum initial investment for the receiving fund.
* Have dividends mailed or sent electronically to you or to someone else to help meet your obligations.

EXCHANGE PRIVILEGES - When you and your investment adviser feel it's time to adjust your portfolio to meet your changing investment goals, you can easily exchange shares from one American Fund to another - without paying a sales charge.* If you are opening an account in a different fund, you must meet that fund's minimum investment requirement. Please remember that a fund exchange between certain types of accounts constitutes a sale and purchase for tax purposes. Please read the prospectus before you exchange shares.

OTHER SERVICES - Stay on top of your investments with account statements that keep you abreast of the activity in your account, consolidated quarterly statements that reduce paperwork and year-end tax reports that show the dividends and capital gain distributions paid to you during the year.
To reduce paperwork and avoid the problem of lost or destroyed certificates, your shares are credited to your account and certificates are not issued unless specifically requested.


*Investments in our money market funds - The Cash Management Trust of America, The Tax-Exempt Money Fund of America and The U.S. Treasury Money Fund of America - which are purchased without a sales charge, generally do not apply when determining your sales charges. If, however, the shares were originally purchased in another American Fund that required a sales charge, then later exchanged into our money market funds, the value of the shares would apply toward reducing sales charges.


For more complete information about these services or any of the American Funds, including charges and expenses, please obtain a prospectus from your financial adviser or American Funds Service Company and read it carefully before you invest or send money. These services are subject to change or termination.



[THE AMERICAN FUNDS GROUP(R)]

OFFICES OF THE FUND AND OF
THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND
MANAGEMENT COMPANY

333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804


TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
AMERICAN FUNDS SERVICE COMPANY
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280


CUSTODIAN OF ASSETS

The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001


COUNSEL

Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371


PRINCIPAL UNDERWRITER

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462



This report is for the information of shareholders of American High-Income Municipal Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 1998, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper

Litho in USA AGD/INS/3709
Lit. No. AHIM-013-0398